FIRST AMENDMENT
OF THE AERIE PHARMACEUTICALS, INC.
SECOND AMENDED & RESTATED
INDUCEMENT AWARD PLAN

THIS FIRST AMENDMENT of the Aerie Pharmaceuticals, Inc. Second Amended & Restated Inducement Award Plan is dated as of December 5, 2019.

WHEREAS, the Board of Directors of Aerie Pharmaceuticals, Inc. (the “Company”) has adopted the Aerie Pharmaceuticals, Inc. Second Amended & Restated Inducement Award Plan (the “Plan”); and

WHEREAS, the Board of Directors deems it to be in the best interest of the Company to amend the Plan as more particularly set forth below.

NOW, THEREFORE, the Plan shall be amended as follows:

The first sentence of Paragraph 4 of the Plan shall be deleted in its entirety and the following substituted in lieu thereof:

Subject to any adjustment as provided in the Plan, the maximum number of Shares that may issued pursuant to Awards granted under the Plan shall not exceed 1,392,500.

IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing First Amendment to the Plan was duly adopted by the Board of Directors.

AERIE PHARMACEUTICALS, INC.

By: /s/ Vicente Anido, Jr., PhD
Name: Vicente Anido, Jr., PhD
Title: Chief Executive Officer